                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 7, 1996



                    Vanderbilt Mortgage and Finance, Inc.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   Tennessee
- --------------------------------------------------------------------------------
(State or other jurisdiction of incorporation or organization)


               33-88238                       62-0997810
- --------------------------------------------------------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


                    Vanderbilt Mortgage and Finance, Inc.
                              4726 Airport Highway
                             Louisville, TN  37777
- --------------------------------------------------------------------------------
             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  615-970-7200


                                Not Applicable
- -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.          Other Events

                 On June 7, 1996, Chemical Bank, as Trustee, made the monthly distribution to the holders of the Vanderbilt Mortgage and Finance, Inc. Manufactured Housing Contract Senior/Subordinated Pass Through Certificates, Series 1995A.

Item 7.          Financial Statements and Exhibits

                 (c)      Exhibits.

                          The following are filed herewith.  The exhibit
numbers correspond with Item 601(b) of Regulation S-K.


     Exhibit No.       Description                            Page
     -----------       -----------                            ----
     28                Monthly Report delivered by            3
                       the Trustee to Certificateholders
                       in connection with distribution
                       on June 7, 1996.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VANDERBILT MORTGAGE AND FINANCE, INC.
                                                   as Servicer

                                           By:      /s/ David R. Jordan
                                           Name:    David R. Jordan
                                           Title:   Controller



Dated:  June 7, 1996

Chemical Bank, Trustee
Manufactured Housing Contracts                Determination Date:     03-Jun-96
Senior/Subordinated Pass-Through              Remittance Date         07-Jun-96
Certificates Series 1995A                     For the Period Ended:   25-May-96

Information for Clauses (a) through (n), Section 7.01

                                                   Class A-1           Class A-2           Class A-3          Class A-4
(a) Class A and B Distribution Amounts              2,603,524.70          262,196.00          156,471.66          245,898.13
(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due                       646,604.18
    (b) Partial Prepayments Received                   52,412.76
    (c) Principal Payments in Full                  1,808,719.13
    (d) Liquidated Contract Sch. Balance                    0.00
    (e) Section 3.05 Purchase Sch. Balance                  0.00
    (f) Previously Undistributed Shortfalls
          in (a) through (e)                                0.00
                                                   -------------       -------------       -------------       -------------
Total Principal Distribution                        2,507,735.07                0.00                0.00                0.00

(c) Interest Distribution                              95,788.63          252,196.00          156,471.88          245,898.13
    Unpaid Interest Shortfall                               0.00                0.00                0.00                0.00
                                                   -------------       -------------       -------------       -------------
Total Interest Shortfall                               95,788.63          252,196.00          156,471.88          245,898.13

(d) Beg. Class A and B Principal Balance           16,076,413.97       41,536,000.00       24,150,000.00       35,767,000.00
    Less:  Principal Distribution                   2,507,736.07                0.00                0.00                0.00
                                                   -------------       -------------       -------------       -------------
     Rem. Class A and B Principal Balance          13,566,677.90       41,536,000.00       24,150,000.00       36,767,000.00

(e) Fees Due Services
    Monthly Servicing Fee                             167,947.31
    Section 8.06 Reimbursement Amount                       0.00
    Section 8.06 Reimbursement Amount                  50,239.01
    Reimbursement Fees                                      0.00
                                                   -------------
Total Fees Due Servicer                               218,186.32

                                    No. of      Unpaid Principal
(f) Delinquency                   Contracts         Balance

    31-59 Days Delinquent               173            4,009,427
    60-89 Days Delinquent                31              861,405
    90+ Days Delinquent                  64            1,555,062

(g) Section 3.05 Repurchases                                0.00

(i) Class R Distribution Amount                       147,475.72
    Repossession Profits                                    0.00

(j) Principal Balance of Contracts
      in Repossession                                       0.00

(k) Aggregate Net Liquidation Losses                        0.00

(i) (x) Class B-2 Formula Distribution Amt.            71,250.00
    (y) Remaining Amount Available                    218,725.72
                                                   -------------
    Amount of (x) over (y)                                  0.00

(m) Class B-2 Liquidation Loss Amount                       0.00

(n) Guarantee Payment                                       0.00

                                                   Class A-5           Class A-6           Class B-1          Class B-2
(a) Class A and B Distribution Amounts
(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due
    (b) Partial Prepayments Received
    (c) Principal Payments in Full
    (d) Liquidated Contract Sch. Balance
    (e) Section 3.05 Purchase Sch. Balance
    (f) Previously Undistributed Shortfalls
          in (a) through (e)
                                                   -------------       -------------       -------------       -------------
Total Principal Distribution                                0.00                0.00                0.00                0.00

(c) Interest Distribution                             119,700.00           67,687.50           55,891.67           71,250.00
    Unpaid Interest Shortfall                               0.00                0.00                0.00                0.00
                                                   -------------       -------------       -------------       -------------
Total Interest Shortfall                              119,700.00           67,687.50           55,891.67           71,250.00

(d) Beg. Class A and B Principal Balance           17,100,000.00        9,500,000.00        7,600,000.00        9,500,000.00
    Less:  Principal Distribution                           0.00                0.00                0.00                0.00
                                                   -------------       -------------       -------------       -------------
     Rem. Class A and B Principal Balance          17,100,000.00        9,500,000.00        7,600,000.00        9,500,000.00

                                                       (h)     Pool Factor              Original Balance               Rate
                                                       Class A-1       0.30255486          44,847,000.00              7.150%
                                                       Class A-2       1.00000000          41,536,000.00              7.575%
                                                       Class A-3       1.00000000          24,150,000.00              7.775%
                                                       Class A-4       1.00000000          35,767,000.00              8.250%
                                                       Class A-5       1.00000000          17,100,000.00              8.400%
                                                       Class A-6       1.00000000           9,500,000.00              8.550%
                                                       Class B-1       1.00000000           7,600,000.00              8.825%
                                                       Class B-2       1.00000000           9,500,000.00              9.000%

Chemical Bank, Trustee                          Determination Date:
Manufactured Housing Contracts                  Remittance Date:
Senior/Subordinated Pass-Through                For the Period Ended:
Certificates Series 1995A


                 Computation of Available Distribution Amount


(i)   Certificate Account Balance at Monthly Cutoff             4,056,308.79
(ii)  Monthly Advance made                                              0.00
(iii) Section 5.05 Certificate Fund Income                         21,193.42
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period                            129,220.29
(ii)  Due to the Servicer Pursuant to Section 6.02:
      (i)   Section 3.05 Purchases (Due Seller)                         0.00
      (ii)  Reimbursement for taxes from Liquidation Proceeds           0.00
      (iii) Monthly Servicing Fee                                 167,947.31
      (iv)  Reimbursable Liquidation Expenses                     50,239.01
      (v)   Section 6.04 (c) reimbursement                              0.00
      (vi)  Section 8.06 reimbursement                                  0.00
      (vii) Amounts not required to be deposited                        0.00

Total Due Servicer                                                218,186.32

Available Distribution Amount                                   3,730,095.60

To Class A and B                                                3,582,619.88

Monthly Excess Cashflow                                           147,475.72

Weighted Average Remaining Term (months)                              145.93

Weighted Average Interest Rate                                        12.54%

        Scheduled Balance Computation


        Prior Month Balance                                   161,229,413.97

        Current Balance                     158,873,923.24
        Adv. Principal                           45,599.50
        Def Principal                           197,844.84
        Pool Scheduled Balance                                158,721,677.90

        Principal Payments in Full            1,808,719.13
        Partial Prepayments                      52,412.76

        Scheduled Principal                     646,604.18

        Collateral Balance                                    158,873,923.24
